SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  October 30, 2002
                                                          ----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                    File No. 1-8989             13-3286161
        --------                    ---------------             ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of  incorporation)                                     Identification Number)



        383 Madison Avenue, New York, New York                     10179
        -------------------------------------------------------------------
        (Address of principal executive offices)                 (zip code)



       Registrant's telephone number, including area code:  (212) 272-2000
                                                            --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

               Filed herewith are copies of:

          (a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2014 to be issued by the Company.

          (b) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated October 30, 2002, to the Prospectus, dated January 25, 2002, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-76894).

          (c)  Consent of Cadwalader, Wickersham & Taft.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired:

               Not applicable.

          (b)  Pro Forma Financial Information:

               Not applicable.

          (c)  Exhibits:

               The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-76894) as exhibits to such Registration Statement:

               5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2014 to be issued by the Company.

               8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

               23(c)  Consent of Cadwalader, Wickersham & Taft (Included in
                      Exhibit 5(a)).


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           ------------------------------
                                           Marshall J Levinson
                                           Controller
                                           (Principal Accounting Officer)


Dated:  November 6, 2002















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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2014 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

23(c)             Consent of Cadwalader,  Wickersham & Taft (Included in Exhibit
                  5(a)).




















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